UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

Axeda Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26287	23-2763854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Oxford Road, Mansfield, Massachusetts	02048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 337-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by use of the words “guidance,” “expects,” “plans,” “estimates,” “intends,” “believes” and similar expressions that do not relate to historical matters. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Axeda Systems Inc., a Delaware corporation (the “Company”), to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the risks and uncertainties contained in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K filed on April 13, 2005, and in the Company’s other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 31, 2005, the Audit Committee of the Board of Directors of the Company dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The audit reports issued by KPMG on the Company’s consolidated financial statements for each of the two past years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports contained explanatory paragraphs relating to the adoption of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.” In addition, the audit report for 2004 also contained an explanatory paragraph stating “the Company has reported recurring losses from operations and negative cash flows from operations since inception, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1a. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.” During the Company’s two most recent years and through August 31, 2005 there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction would have caused them to make reference to the subject matter in connection with their report of the Company’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-X.

The Company requested KPMG to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures. KPMG’s letter to the Securities and Exchange Commission is attached as Exhibit 16.1.

On August 31, 2005, the Company appointed Carlin, Charron & Rosen, LLP (“CCR”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2005. During the years ended December 31, 2004 and 2003, and through the date hereof, the Company did not consult with CCR with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

c.	Exhibits

Exhibit	Description
16.1	Letter re Change in Certifying Accountant, dated September 7, 2005, from KPMG LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXEDA SYSTEMS INC.
(Registrant)

Date: September 7, 2005	By:	/s/ Karen F. Kupferberg
Karen F. Kupferberg
Executive Vice President and Chief Financial Officer